FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

First Horizon Capital Appreciation Portfolio

First Horizon Growth and Income Portfolio

SUPPLEMENT DATED July 20, 2001

TO THE March 5, 2001 PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the prospectus and the Statement of Additional Information ("SAI"), and should be read in conjunction with such prospectus and SAI.

The toll-free number, 1-800-442-1941 (option 1), on the back page of the prospectus shall be replaced with the following number: 1-877-846-0741.

The toll-free number, 1-800-442-1941 (option 1), on the first page of the SAI, shall be replaced with the following number: 1-877-846-0741.

The first and second sentences to the fifth paragraph on page 6 of the prospectus under the heading "Who Manages the Capital Appreciation Portfolio?" has been replaced with the following:

"DMC is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. As of December 31, 2000, DMBT had approximately $77.0 billion under management in a wide range of asset classes for institutional investors, large private trusts and mutual fund shareholders.

Effective April 2, 2001, ALPS Mutual Funds Services, Inc. (the "Distributor"), the current administrator and distributor for the Funds, changed its name to ALPS Distributors, Inc., and transferred the obligation to perform all administrative services for the Portfolios and the right to receive fees for those services to a newly formed affiliate of the Distributor, ALPS Mutual Funds Services, Inc. (the "Administrator"). Administrative services for the Funds will continue to be provided by the same personnel who provided them on behalf of the Distributor.